UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2020

NEXPOINT REAL ESTATE FINANCE, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 17, 2020, NexPoint Real Estate Finance, Inc. (the “Company”), its operating partnership, NexPoint Real Estate Finance Operating Partnership, L.P., (the “Operating Partnership”), and its manager, NexPoint Real Estate Advisors VII, L.P. (the “Manager”), entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 2,000,000 shares of the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) at a public offering price of $24.00 per share (the “Preferred Stock Offering”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 300,000 shares of Series A Preferred Stock, bringing the total number of shares of Series A Preferred Stock that may be issued in this offering to 2,300,000 shares of Series A Preferred Stock. The Underwriting Agreement contained customary representations, warranties and covenants, conditions to closing, indemnification obligations, and termination and other customary provisions. The closing of the Preferred Stock Offering is expected to occur on July 24, 2020, subject to customary closing conditions pursuant to the terms of the Underwriting Agreement.

The shares of Series A Preferred Stock have been registered on the Company’s registration statement on Form S-11 (File No. 333-239862), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 17, 2020.

This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Amendment to the Operating Partnership Agreement

On July 20, 2020, in connection with the anticipated closing of the Preferred Stock Offering, the Operating Partnership, following the direction and approval of the Company’s board of directors (the “Board”), amended the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement Amendment”) to provide for the issuance of 8.50% Series A Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”). The Company expects to contribute the net proceeds from the sale of the Series A Preferred Stock in the Preferred Stock Offering to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. The issuance of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).

The Series A Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership.

This description of the material terms of the Partnership Agreement Amendment is qualified in its entirety by reference to the Partnership Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Amendment to the Management Agreement

On July 17, 2020, in connection with the Preferred Stock Offering, the Company and the Manager entered into an amendment to the Management Agreement, dated February 6, 2020, by and among the Company and the Manager (the “Management Agreement Amendment”) solely to revise the definition of “equity” as follows:

“‘Equity’ means (a) the sum of (i) total stockholders’ equity immediately prior to the Offering Date, plus (ii) the net proceeds received by the Company from all issuances of the Company’s equity securities in and after the IPO, plus (iii) the Company’s cumulative Core Earnings from and after the Offering Date to the end of the most recently completed calendar quarter, (b) less (i) any distributions to the Stockholders from and after the Offering Date to the end of the most recently completed calendar quarter and (ii) all amounts that the Company or any of its subsidiaries has paid to repurchase for cash the shares of the Company’s equity securities from and after the Offering Date to the end of the most recently completed calendar quarter. In the Company’s calculation of Equity, the Company will adjust its calculation of Core Earnings to remove the compensation expense relating to awards granted under one or more of its long-term incentive plans that is added back in the calculation of Core Earnings. Additionally, for the avoidance of doubt, Equity does not include the assets contributed to the Company in the Formation Transaction.”

In compliance with the Company’s Related Party Transaction Policy, the Management Agreement Amendment was reviewed and approved by the Audit Committee of the Board.

This description of the material terms of the Management Agreement Amendment is qualified in its entirety by reference to the Management Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

On July 20, 2020, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company classifying and designating 2,300,000 shares of the Company’s Series A Preferred Stock. A summary of the material terms of the Series A Preferred Stock is set forth under the caption “Description of Capital Stock—Series A Preferred Stock” in the Company’s preliminary prospectus, dated July 15, 2020, which forms a part of the Company’s registration statement on Form S-11, which was filed with the SEC on July 15, 2020 (the “Preliminary Prospectus”), which was declared effective by the SEC on July 17, 2020, and is hereby incorporated by reference into this Item 3.03. The summary of the Series A Preferred Stock in the Preliminary Prospectus and the following description of the Series A Preferred Stock are qualified in their entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

The Series A Preferred Stock ranks senior to the Company’s common stock, par value $0.01 per share (“Common Stock”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, each holder of shares of Series A Preferred Stock is entitled to receive a liquidation preference, which is equal to $25.00 per share of Series A Preferred Stock, plus any accrued and unpaid distributions (whether or not declared) to, but not including, the date of the payment, before the holders of shares of Common Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on shares of Common Stock or, subject to certain exceptions, redeeming or otherwise acquiring shares of Common Stock unless full cumulative distributions on the Series A Preferred Stock have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

Press Release

On July 17, 2020, the Company issued a press release announcing the pricing of the Preferred Stock Offering.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01. This press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Cautionary Notice Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the closing of the Preferred Stock Offering, the contribution of the net proceeds of the Preferred Stock Offering to the Operating Partnership, and other statements identified by words such as “anticipate,” “expect,” the negative version of these words and similar expressions that do not relate solely to historical matters. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Forward-looking statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding when the Company can complete the offering, the Company’s competitive environment, the COVID-19 crisis and other factors set forth under “Risk Factors” in the Company’s Preliminary Prospectus. Any forward-looking statement made in this report speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated July 17, 2020, by and among NexPoint Real Estate Finance, Inc., NexPoint Real Estate Finance Operating Partnership, L.P., NexPoint Real Estate Advisors VII, L.P., and Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule I thereto.
3.1	Articles Supplementary to the Articles of Amendment and Restatement of NexPoint Real Estate Finance, Inc., designating the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share.
10.1	First Amendment to Amended and Restated Limited Partnership Agreement of NexPoint Real Estate Finance Operating Partnership, L.P.
10.2	First Amendment to Management Agreement, dated July 17, 2020, by and between NexPoint Real Estate Finance, Inc. and NexPoint Real Estate Advisors VII, L.P.
99.1	Press release of the Company dated July 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: July 20, 2020